Supplement dated February 28, 2023
to the Prospectus and Summary Prospectus of the following Fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Acorn Trust
Columbia Thermostat Fund	5/1/2022
Effective immediately, the portfolio manager information under the heading “Fund Management” in the Summary Prospectus and the “Summary of the Fund” section of the Prospectus, is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Service with the Fund Since
Alex M. Rivas	Portfolio Manager and Assistant Vice President of the Investment Manager	Portfolio Manager since May 2022	2018
Corey Lorenzen, CFA	Associate Portfolio Manager of Columbia Management and Vice President of the Investment Manager	Portfolio Manager since February 2023	February 2023
The portfolio manager information under the heading “Primary Service Provider Contracts — Portfolio Managers” in the “More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Management	Title	Role with Fund	Service with the Fund Since
Alex M. Rivas	Portfolio Manager and Assistant Vice President of the Investment Manager	Portfolio Manager since May 2022	2018
Corey Lorenzen, CFA	Associate Portfolio Manager of Columbia Management and Vice President of the Investment Manager	Portfolio Manager since February 2023	February 2023
Mr. Rivas joined Columbia Management, an affiliate of the Investment Manager in 2017. Mr. Rivas has served as Assistant Vice President of the Investment Manager since February 2018. Prior to joining Columbia Management, Mr. Rivas was a trading specialist with Blackrock Advisors, LLC. Mr. Rivas began his investment career in 2009 and earned a B.S. from Georgia Institute of Technology and a Master’s degree in Finance from Princeton University.
Mr. Lorenzen joined Columbia Management, an affiliate of the Investment Manager in 2012. Mr. Lorenzen began his investment career in 2012 and earned a B.S. from the University of Wisconsin - Madison and an M.S. from the University of Wisconsin - Milwaukee.
Shareholders should retain this Supplement for future reference.
SUP235_12_009_(02/23)